                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



       Date of Report (date of earliest event reported):  March 10, 1998


                            MCLEODUSA INCORPORATED
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)
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


            Delaware                      0-20763                 42-1407240
----------------------------          -----------             --------------
(State or Other Jurisdiction          (Commission             (IRS Employer
of Incorporation)                     File Number)            Identification
                                                              Number)
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6400 C Street, S.W., P.O. Box 3177, Cedar Rapids, IA      52406-3177
----------------------------------------------------      ----------
(Address of Principal Executive Offices)                  (Zip Code)

      Registrant's telephone number, including area code:  (319) 364-0000
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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.  OTHER EVENTS
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PROPOSED PRIVATE DEBT OFFERING

          On March 10, 1998, the Company issued a press release announcing that it plans to raise approximately $200 million in a proposed private offering of senior notes due 2008 (i) to "qualified institutional buyers" (as defined in Rule 144A under the Securities Act of 1933) and (ii) pursuant to offers and sales that occur outside the United States in accordance with Regulation S under the Securities Act of 1933.

          On March 11, 1998, the Company issued a second press release to announce an update to its plans to raise approximately $300 million in a proposed private offering of 8.375% senior notes due March 15, 2008 (i) to "qualified institutional buyers" (as defined in Rule 144A under the Securities Act of 1933) and (ii) pursuant to offers and sales that occur outside the United States in accordance with Regulation S under the Securities Act of 1933.

          Enclosed as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K are the texts of the March 10, 1998 and March 11, 1998 press releases.


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
------   ------------------------------------------------------------------

            (c)      Exhibits.

99.1 Press Release, dated March 10, 1998, announcing the Company's intent to raise up to $200 million in a proposed private debt offering of senior notes due 2008.

99.2 Press Release, dated March 11, 1998, announcing an update to the Company's intent to raise up to $300 million in a proposed private debt offering of 8.375% senior notes due March 15, 2008.

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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  March 20, 1998               McLEODUSA INCORPORATED



                                    By:  /s/ Stephen C. Gray
                                    -------------------------------------
                                      Stephen C. Gray
                                      President and Chief Operating
                                       Officer

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                                 EXHIBIT INDEX


                                                              Page Number in
Exhibit Number      Exhibit                        Sequential Numbering System
--------------      -------                        ---------------------------

     99.1           Press Release, dated March 10, 1998,
                    announcing the Company's intent to
                    raise up to $200 million in a proposed
                    private debt offering of senior notes
                    due 2008.

     99.2           Press Release, dated March 11, 1998,
                    announcing an update to the Company's
                    intent to raise up to $300 million in
                    a proposed private debt offering of
                    8.375% senior notes due March 15, 2008.